UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2023

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On January 12, 2023, the Company held its adjourned Fiscal 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to announce the second adjournment to January 27, 2023, of the Annual Meeting. No other business was conducted. The original Annual Meeting was held on December 13, 2022 and adjourned to January 12, 2023. A quorum was present at the meeting, whether in-person or by proxy, as required by the Company’s Bylaws.

The Annual Meeting was partially adjourned again from January 12, 2023, to January 27, 2023, solely with respect to the voting on Proposal One. The Annual Meeting will resume solely with respect to Proposal One at 11 a.m. Arizona Time on January 27, 2023, at Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The voting results on Proposal One are set forth below.

Proposal One – The Certificate Amendment Proposal. Proposal One was to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000 shares of Common Stock. The Company had adjourned the Annual Meeting solely with respect to Proposal One to provide its stockholders additional time to vote on such proposal. The Company has further adjourned the Annual Meeting solely with respect to Proposal One to provide its stockholders additional time to vote on such proposal. The proposal is described in detail in the Definitive Proxy Statement filed by the Company on November 7, 2022. As of the date of the adjournment on January 12, 2023, the following votes had been cast on Proposal 1:

For	Against	Abstain	Broker Non-Votes
67,475,410	13,699,439	828,060	18,357,461

However, the affirmative vote of holders of more than 50% of the Company’s issued and outstanding shares of Common Stock is necessary for Proposal One to be approved and the Company is still soliciting votes to reach the requisite number of votes required.

Item 7.01         Regulation FD Disclosure

On January 12, 2023, the Company issued a press release announcing the convening and partial adjournment of the Annual Meeting and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

99.1         Press Release dated January 12, 2023.
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2023

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods
     Lori A. Woods, CEO